EXHIBIT 10.13

                                                                  EXECUTION COPY

                        STOCK SUBSCRIPTION AGREEMENT dated as of June 28, 2001
                  (this "AGREEMENT"), between WORLDCOM, INC. ("WORLDCOM"), a Georgia corporation, and WILDCAT ACQUISITION CORP., a Delaware corporation (the "CORPORATION").

            WorldCom hereby subscribes for and offers to purchase, and the Corporation hereby accepts such offer and agrees to issue to WorldCom, 500,000 shares of common stock, par value $.01 per share (the "COMMON STOCK"), of the Corporation in consideration of the payment by WorldCom to the Corporation on or before the date hereof of cash in the amount of $5,000, the receipt of which is hereby acknowledged and 70,750 shares of Junior Preferred Stock, par value $1.00 per share (the "JUNIOR PREFERRED STOCK"), of the Corporation, in consideration of the payment by WorldCom to the Corporation on or before the date hereof of cash in the amount of $70,750 (the "CASH PAYMENT"), and a note in the form attached as Exhibit A hereto in the amount of $7,074,929,250 (the "NOTE"), the receipt of which is hereby acknowledged. Each share of Junior Preferred Stock shall have a liquidation value of $100,000 per share (the "LIQUIDATION VALUE"). As of the date of its issuance and at all times thereafter, the aggregate Liquidation Value of the Junior Preferred Stock shall be $7,075,000,000.

            In addition, in connection with this Agreement and the Note, upon the exchange of the Note for Exchange Notes (the "EXCHANGE NOTES") pursuant to
Section 404 of the Note, WorldCom shall enter into a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") in the form attached as Exhibit B hereto providing holders of Exchange Notes with registration rights customary in offerings pursuant to Rule 144A under the Securities Act of 1933, as amended (the "ACT"). The Exchange Notes will be issued pursuant to the Indenture dated as of May 15, 2000, between WorldCom and Chase Manhattan Trust Company, N.A., as Trustee (the "Trustee").

      1.    Representations and Warranties of the Corporation

            The Corporation represents and warrants to, and agrees with, WorldCom that:

            (a) The Corporation has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware. The Corporation has no subsidiaries.

            (b) The shares of Common Stock and Junior Preferred Stock to be sold pursuant to this Agreement (the "OFFERED SECURITIES") and all other outstanding shares of capital stock of the Corporation have been duly authorized and validly issued, and are fully paid and nonassessable. At the close of business on June 27, 2001, 1,000 shares of Common Stock and 0 shares of preferred stock of the Corporation were issued and

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outstanding and there were no options or warrants to purchase any capital stock of the Corporation or securities convertible into or exchangeable for any capital stock of the Corporation or any other agreements or instruments providing for the issuance of any capital stock of the Corporation.

            (c) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Corporation for the consummation of the transactions contemplated by this Agreement.

            (d) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Corporation or any of its properties, (ii) any agreement or instrument to which the Corporation is a party or by which the Corporation is bound or to which any of the properties of the Corporation is subject, or (iii) the charter, by-laws or other organizational documents of the Corporation.

            (e) This Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

            (f) The Offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Act, by reason of Section 4(2) thereof; and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (g) The aggregate Liquidation Value of the Junior Preferred Stock purchased by WorldCom pursuant to the terms of this Agreement on the date of its issuance is, and at any time thereafter shall be, $7,075,000,000.

      2.    Representations and Warranties of WorldCom

            WorldCom represents and warrants to, and agrees with, the Corporation that:

            (a) WorldCom has been duly incorporated and is an existing corporation in good standing under the laws of the State of Georgia.

            (b) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by WorldCom for the consummation of the transactions contemplated by this Agreement.

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            (c) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statue, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over WorldCom or any of its properties, (ii) any agreement or instrument to which WorldCom is a party or by which WorldCom is bound or to which any of its properties is subject, or (iii) the charter, by-laws or other organizational documents of WorldCom.

            (d) This Agreement has been duly authorized, executed and delivered by WorldCom and constitutes a valid and legally binding obligation of WorldCom enforceable against WorldCom in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

            (e) The Note has been duly authorized, executed and delivered by WorldCom and constitutes a valid and legally binding obligation of WorldCom enforceable against WorldCom in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

            (f) The delivery of the Note to the Corporation in the manner contemplated in this Agreement will be exempt from the registration requirements of the Act by reason of Section 4(2) thereof; and it is not necessary to qualify an indenture in respect of the Note under the Trust Indenture Act of 1939, as amended. No registration under the Act of the Note is required for the delivery of the Note to the Corporation as contemplated by this Agreement.

            (g) The Indenture has been duly authorized, executed and delivered by WorldCom and, assuming that the Indenture is a valid and legally binding obligation of the Trustee, constitutes a valid and legally binding obligation of WorldCom enforceable against WorldCom in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. The Indenture has been duly qualified under the Trust Indenture Act.

            (h) The Exchange Notes have been duly authorized by WorldCom and, when duly executed and delivered by WorldCom in exchange for the Note in accordance with its terms and duly authenticated by the Trustee, will constitute valid and legally

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binding obligations of WorldCom enforceable against WorldCom in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing and entitled to the benefits of the Indenture.

            (i) The Registration Rights Agreement has been duly authorized by WorldCom and, when duly executed and delivered by WorldCom following the exchange of the Note for Exchange Notes and assuming that the Registration Rights Agreement is a valid and legally binding obligation of the other parties thereto, will constitute a valid and legally binding obligation of WorldCom enforceable against WorldCom in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

            (j) The delivery of the Exchange Notes upon the exchange of the Note will be exempt from the registration requirements of the Act by reason of
Section 4(2) thereof. No registration under the Act of the Exchange Notes is required for the delivery of the Exchange Notes as contemplated by the Note.

            This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to principles of conflict of laws.

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                                                                               5


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereof.


                              WORLDCOM, INC.,

                              by /s/  BERNARD J. EBBERS
                                 -----------------------------------------
                              Name:  Bernard J. Ebbers
                              Title: President and Chief Executive Officer



                              WILDCAT ACQUISITION CORP.,

                              by /s/  JOHN T. STUPKA
                                 -----------------------------------------------
                              Name:  John T. Stupka
                              Title: Vice President and Secretary

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                                                                               6


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF WORLDCOM, INC. (THE "COMPANY") THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS NOTE AGREES THAT IT WILL FURNISH TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS NOTE COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (K)(2)(I) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.


No.  001                                                    U.S. $7,074,929,250
                                                            June 28, 2001

                                 WORLDCOM, INC.

                               7.69% Note Due 2009

            Pursuant to this Note (this "Note"), WorldCom, Inc., a Georgia corporation (the "Company"), for value received promises to pay to WILDCAT ACQUISITION CORP., a Delaware corporation ("Wildcat"), c/o WORLDCOM, INC., 500 Clinton Center Drive, Clinton, Mississippi 39056, or registered assigns, the principal sum of $7,074,929,250 (SEVEN BILLION SEVENTY-FOUR MILLION NINE HUNDRED TWENTY-NINE THOUSAND TWO HUNDRED FIFTY DOLLARS) on June 15, 2009 (the "Maturity Date"), and to pay iinterest thereon at the interest rate per annum of 7.69% (the "Interest Rate"), semiannually in arrears on June 15 and December 15 of each year, commencing December 15, 2001 (each, an "Interest Payment Date") or if such date is not a Business Day, on the next succeeding Business Day, to the Holder of this Note as of the close of business on the Regular Record Date, as defined below, with respect to such Interest Payment Date, until the principal hereof is paid.

            Reference is made to the Stock Subscription Agreement dated as of June 28, 2001 (the "Stock Subscription Agreement"), between the Company and Wildcat.


                                   ARTICLE ONE

Section 101. DEFINITIONS.


            (a) For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, and, except as otherwise herein expressly provided, the term "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

            (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision;

            (4) "or" is not exclusive; and

            (5) "including" means including without limitation.

            (b) For all purposes of this Note, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such


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

specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Bankruptcy Law" has the meaning specified in Section 301.

            "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof or any person to whom such authority has been duly delegated.

            "Business Day", means, unless otherwise specified, any day that is not a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in New York City.

            "Company" means WorldCom, Inc., a Georgia corporation, until a successor corporation shall have become such pursuant to the applicable provisions herein, and thereafter "Company" shall mean such successor corporation.

            "corporation" includes corporations, associations, companies and business trusts.

            "Custodian" has the meaning specified in Section 301.

            "Defaulted Interest" has the meaning specified in Section 202(c).

            "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

            "Event of Default" has the meaning specified in Section 301.

            "GAAP" means United States generally accepted accounting principles as in effect as of the date of determination, unless stated otherwise.

            "Holder" means, with respect to this Note, the Person in whose name this Note is registered in the Security Register.

            "Indenture" shall have the meaning specified in Section 404(a) of this Note.

            "Initial Holder" means Wildcat.

            "Interest Payment Date" has the meaning specified in the preamble hereto.


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

            "Interest Rate" has the meaning specified in the preamble hereto.

            "Maturity", when used with respect to this Note, means the date on which the principal of this Note or an installment of principal becomes due and payable as herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

            "Maturity Date" has the meaning specified in the preamble hereto.

            "Note" has the meaning specified in the preamble hereto.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

            "Regular Record Date" for any interest payable on this Note on an Interest Payment Date means the June 1 (whether or not a Business Day) preceding the June 15 Interest Payment Date or the December 1 (whether or not a Business
Day) preceding the December 15 Interest Payment Date.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Security Register" has the meaning specified in Section 201(a).

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed pursuant to Section 202(c).

            "Stated Maturity" means the date specified herein as the date on which the principal of this Note or such installment of principal or interest is due and payable.

            "Trustee" shall have the meaning specified in Section 404(a) of this Note.

            "United States" means the United States of America (including the States thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

            "Wildcat" shall have the meaning specified in the preamble hereto.

Section 102. EFFECT OF HEADINGS.

            The Article and Section headings herein are for convenience only and shall not affect the construction hereof.


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

Section 103. SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Note by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

Section 104. SEPARABILITY CLAUSE.

            In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 105. BENEFITS OF THIS NOTE.

            Nothing in this Note, express or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Note.

SECTION 106. GOVERNING LAW.

            THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

Section 107. LEGAL HOLIDAYS.

            In any case where any Interest Payment Date or Maturity of this Note shall not be a Business Day in New York City, then (notwithstanding any other provision herein) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day in New York City with the same force and effect as if made on the Interest Payment Date or at the Maturity, and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

Section 108. AMENDMENT.

            This Note may not be amended except by an instrument in writing signed by the Company and the Holder.

Section 109. LIMITATION OF INDIVIDUAL LIABILITY.

            No recourse under or upon any obligation, covenant or agreement contained herein, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Note is for solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained herein; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of obligations, covenants or agreements contained herein, are hereby expressly waived and released as a condition of, and as a consideration for, the execution and the issuance of this Note.


                                   ARTICLE TWO

Section 201. REGISTRATION; REGISTRATION OF TRANSFER; TRANSFER RESTRICTION.


            (a) The Company shall cause to be kept at 500 Clinton Center Drive, Clinton, Mississippi 39056, a register for this Note (the register maintained in such office of the Company being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of this Note and the transfers of this Note; PROVIDED that this Note shall not be transferred in part in an aggregate principal amount of less than $1,000 (or such lesser aggregate principal amount as may be outstanding under this Note at the time of such transfer) without the written consent of the Company, such consent not to be unreasonably withheld. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time.

            Upon acceptance by the Company of surrender for registration of transfer of this Note at the principal executive office of the Company, the Company shall execute and deliver, in the name of the designated transferee, a new note or notes of like tenor and aggregate principal amount.

            (b) Any new note issued upon any transfer or exchange of this Note shall be the valid obligation of the Company, evidencing the same debt, and entitled to the same benefits herein, as the Note surrendered upon such registration of transfer.


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

         This Note when presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Company duly executed by the Holder thereof or such Holder's attorney-in-fact duly authorized in writing.

            No service charge shall be made for any transfer of this Note. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer of this Note.

            (c) Notwithstanding the foregoing, prior to registering any transfer of this Note, the Company may request the Holder to deliver an opinion of counsel, certifications or other information to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to the registration requirements of the Securities Act.

Section 202. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

            (a) Interest on this Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Holder at the close of business on the Regular Record Date for such interest. Payment of interest on this Note shall be made by check mailed to the address of the Holder as such address shall appear in the Security Register or at the option of such Holder by wire transfer to an account designated in writing by such Holder. The Company will continue to pay interest on this Note by the method used to make the interest payment on the immediately preceding Interest Payment Date unless the Holder notifies the Company in writing of a different method or location for payment not less than 10 days before the Regular Record Date for such Interest Payment Date.

            (b) Interest payable on this Note on any Interest Payment Date will include interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including June 28, 2001 if no interest has been paid or duly provided for with respect to this Note) to but excluding such Interest Payment Date.

            (c) Any interest on this Note that is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such a Holder, and such Defaulted Interest may be paid by the Company, as provided below:

            The Company may make payment of any Defaulted Interest to the Holder at the close of business on a special record date for the payment of such Defaulted Interest (a "Special Record Date"), which shall be fixed in the following manner. The

Company shall notify the Holder in writing of the amount of Defaulted Interest proposed to be paid on this Note and the date of the proposed payment, and at the same time the Company shall deposit an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Holder for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Holder entitled to such Defaulted Interest as in this clause provided. Thereupon the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Holder of the notice of the proposed payment. The Company shall promptly notify the Holder of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Holder at the close of business on such Special Record Date.

Section 203. COMPUTATION OF INTEREST.

            Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 204. CURRENCY OF PAYMENTS.

            Payment of the principal and interest on this Note will be made in Dollars.

                                  ARTICLE THREE

Section 301. EVENTS OF DEFAULT.

            "Event of Default", wherever used herein with respect to this Note, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any interest upon this Note when such interest becomes due and payable, and continuance of such default for a period of 30 days; or

            (b) default in the payment of the principal of this Note when it becomes due and payable at its Maturity; or


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

            (c) default in the performance, or breach, of any covenant or warranty of the Company herein (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Holder a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (d) the Company pursuant to or within the meaning of any Bankruptcy
Law:

                  (i) commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (iv) makes a general assignment for the benefit of its creditors; or

            (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company in an involuntary case,

                  (ii) appoints a Custodian of the Company or for all or substantially all of its property, or

                  (iii) orders the liquidation of the Company,

and, in any such case, such order or decree remains unstayed and in effect for 90 days.

The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

Section 302. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            If an Event of Default with respect to this Note occurs, then and in every such case, so long as such Event of Default shall not have been remedied, unless the principal of this Note shall have already become due and payable, the Holder, by notice in writing to the Company may declare the principal amount of and all accrued but unpaid interest on this Note to be due and payable immediately, and upon any such declaration such principal amount (or specified amount) and interest shall become immediately due and payable, anything herein to the contrary notwithstanding. Upon payment in full of such amounts in Dollars, all obligations of the Company in respect of the payment of principal of and interest on this Note shall terminate. This provision, however, is subject to the condition that if, at any time after the principal of this Note shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay a sum in Dollars, sufficient to pay all matured installments of interest upon this Note and the principal of this Note which shall have become due otherwise than by acceleration (with interest on such principal and to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the rate borne by this Note) and the reasonable expenses of the Holder, and any and all Events of Default, other than the nonpayment of principal on this Note which shall have become due as a result of the acceleration being rescinded, shall have been cured, remedied or waived, then, and in every such case, the Holder by written notice to the Company, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

            In case the Holder shall have proceeded to enforce any right under this Note and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Holder, then, and in every such case, the Company and the Holder shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Holder shall continue as though no such proceedings had been taken.

Section 303. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

         The Holder shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 202) interest on the respective Stated Maturity expressed in this Note and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the Holder.

Section 304. RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided elsewhere herein, no right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 305. DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy made available herein or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.

Section 306. WAIVER OF PAST DEFAULTS.

         The Holder may waive any past default hereunder and its consequences.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Note; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE FOUR

Section 401. PAYMENT OF PRINCIPAL AND INTEREST.

            The Company covenants that it will duly and punctually pay, or cause to be paid, the principal of and interest on this Note in accordance with the terms herein. The interest on this Note shall be payable without presentation of this Note, and only to or upon the written order of the Holder thereof and may be paid by check to the order of the Holder, mailed to its address as it appears on the Security Register or by wire transfer as set forth in Section 202.

            The Company shall pay interest on overdue principal at a rate equal to 2% over the Interest Rate, and it shall pay interest on overdue installations of interest at the same rate to the extent lawful.

Section 402.  OPTIONAL PREPAYMENTS.

            The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, this Note, at 100% of the principal amount so prepaid, plus accrued and unpaid interest on such amount. The Company will give the Holder written notice of each optional prepayment under this Section 402 not less than 15 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of this Note to be prepaid, and the interest to be paid on the prepayment date with respect to such principal amount being repaid.

Section 403.  MATURITY; SURRENDER, ETC.

            In the case of each prepayment of this Note pursuant to this Article IV, the principal amount of this Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued and unpaid to such date. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, as aforesaid, interest on such principal amount shall cease to accrue. If this Note is paid or prepaid in full it shall be surrendered to the Company and cancelled and shall not be reissued. A new Note shall not be issued in lieu of any prepaid principal amount of any Note. If this Note is prepaid in part a new note shall be issued representing the aggregate principal amount of the Note not prepaid.

Section 404.  EXCHANGE.

            (a) At its option, the Initial Holder may in connection with the transfer of this Note in whole or in part to one or more unaffiliated third parties exchange the Note or portion thereof into a like aggregate principal amount of debt securities of the Company (the "Exchange Notes") having the same Interest Rate and Maturity Date as this Note and which Exchange Notes shall be in the form attached as Annex A hereto and shall be issued under the indenture dated May 15, 2000 (the "Indenture"), between the Company and Chase Manhattan Trust Company, N.A., as trustee (the "Trustee"), on substantially the same terms as the $4,000,000,000 7.50% Notes due 2011 issued under such Indenture and offered pursuant to a prospectus supplement dated May 9, 2001 to a prospectus dated May 9, 2001, and duly authenticated by the Trustee pursuant to the Company's instructions; PROVIDED, that the Exchange Notes will provide for transfer restrictions and legends in accordance with applicable law and registration rights. In the event of a prepayment of the Note under Section 402, the right to exchange the Note or portion thereof subject to prepayment will terminate at the close of business on the Business Day immediately preceding the date fixed for such prepayment and such right shall be lost if not exercised prior to such time.

            (b) To exchange the Note, the Initial Holder must (i) surrender the Note to be exchanged, duly endorsed in a form satisfactory to the Company, at the office of the Company, (ii) notify the Company at such office of the election to exchange the Note and the aggregate principal amount thereof to be exchanged and the proposed date of such exchange which date shall be not less than 10 days from the date of such notice,
(iii) state in writing the name or names in which the certificate or certificates for such Exchange Notes are to be issued, and (iv) pay any transfer or similar tax if required. In the event that the Initial Holder fails to notify the Company of the aggregate principal amount to be exchanged, the Initial Holder shall be deemed to have elected to exchange 100% of the aggregate principal amount of the Note. The later of (A) the date on which the Initial Holder satisfies (i) through (iv) above, and (B) if the Initial Holder satisfies
(i) through (iv) above prior to such 10th day, the date which is 10 days from the delivery of the notice referred to in (ii) is the "Exchange Date". On the Exchange Date, the Company shall deliver a certificate or certificates for the aggregate principal amount of Exchange Notes issuable upon the exchange duly executed by the Company and duly authenticated by the Trustee, and a new certificate representing the aggregate principal amount of the Note not exchanged, if any. The person in whose name an Exchange Note is registered shall be treated as the holder of the Exchange Note of record on and after the Exchange Date. No payment will be made for accrued and unpaid interest on the Note or portion thereof surrendered for exchange, but interest on any Exchange
Note issued shall accrue from the last Interest Payment Date as to which interest was paid on the Note. If the Note is surrendered for exchange during the period from the close of business on any record date for the payment of interest to the opening of business of the corresponding Interest Payment Date, the Note must be accompanied by a payment in cash in an amount equal to the interest payable on such Interest Payment Date. If the last day on which the Note may be exchanged is not a Business Day, the Note may be surrendered for exchange on the next succeeding Business Day.

            (c) If the Initial Holder exchanges the Note or portion thereof, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the exchange of the Note into Exchange Notes. However, the Initial Holder shall pay any such tax that is due because the Exchange Notes are issued in a name other than the Initial Holder's name.

            (d) Upon any exchange of this Note for Exchange Notes, the Company shall enter into a Registration Rights Agreement substantially in the form of Annex B for the benefit of the holder of the Exchange Note.

                                  ARTICLE FIVE

Section 501. NOTICES.

            Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

                                    if to the Company:

                                    WORLDCOM, INC.
                                    1133 19th Street NW
                                    Washington, DC 20036

                                    Attention of:  Mary T. Chastka


                                    if to the Initial Holder:

                                    WILDCAT ACQUISITION CORP.,
                                    c/o WORLDCOM, INC.
                                    1133 19th Street NW
                                    Washington, DC 20036

                                    Attention of: Mary T. Chastka


            The Company or the Initial Holder by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication mailed to the Holder shall be mailed, first class mail, to the Holder at the Holder's address as it appears on the Security Register and shall be sufficiently given if so mailed within the time prescribed.

            If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 502. COUNTERPARTS.

            This Note may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Note.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

                      WORLDCOM, INC.

                      By: /S/  BERNARD J. EBBERS
                         --------------------------------------------------
                      Name:  Bernard J. Ebbers
                      Title: President and Chief Executive Officer

The foregoing is hereby
agreed to as of the date hereof

WILDCAT ACQUISITION CORP.


By: /s/  JOHN T. STUPKA
   ---------------------------------
Name:  John T. Stupka
Title: Vice President and Secretary

                                                                         ANNEX A
                                                                TO WORLDCOM NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF WORLDCOM, INC. (THE "COMPANY") THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND TRUSTEE,(5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR
(6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS NOTE AGREES THAT IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS NOTE COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                 WORLDCOM, INC.
                               7.69% NOTE DUE 2009


PRINCIPAL AMOUNT                                                             NO.
$[     ]                                                                   CUSIP
                                                                       ISIN NO.:

            WORLDCOM, INC., a corporation duly organized and existing under the laws of the State of Georgia (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ ] on June 15, 2009

(the "Stated Maturity"), and to pay interest thereon from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid, from [LAST INTEREST PAYMENT DATE OF NOTE FOR WHICH THIS NOTE WAS EXCHANGED], payable semiannually in arrears on June 15 and December 15 in each year (each, an "Interest Payment Date"), commencing on [NEXT SUCCEEDING INTEREST PAYMENT DATE], and at Maturity, at the rate of 7.69% per annum, until the principal hereof is paid or duly provided for. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day prior to such Interest Payment Date. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, at the office or agency of the Company maintained for such purpose in The City of New York, New York. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

            Except as otherwise provided in the Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on the related Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes (as defined below) not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

            If any Interest Payment Date, any Redemption Date, the Stated Maturity or the Maturity shall not be a Business Day (as hereinafter defined), payment of the amount due on this Note on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, such Redemption Date, the Stated Maturity, or the Maturity as the case may be, to such Business Day.

            Payment of the principal of (and premium, if any) and interest on this Note at Maturity shall be made upon presentation hereof at the office or agency of the Company, one of which will be maintained in Pittsburgh, Pennsylvania (which initially will be the Corporate Trust Office of Chase Manhattan Trust Company, National Association in Pittsburgh, Pennsylvania) or at such other office or agency permitted under the Indenture, including the office or agency of the Company maintained for such purpose in the City of New York, New York. Payment of the principal of (and premium, if any) and interest on this Note shall be payable in immediately available funds; provided however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of the principal of (and premium, if any) and interest, if any, on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest payable on any Interest Payment Date will be paid to DTC with respect to any portion of this Note held for its account by Cede & Co. or a successor depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of this Note to the accounts of the beneficial owners hereof.

            This Note is one of a duly authorized issue of unsecured senior debt securities of the Company known as the Company's 7.69% Notes Due 2009, initially in the aggregate principal amount of $[ ] (herein called the "Notes" or the "Securities"), issued under an Indenture dated as of May 15, 2000 (such Indenture as originally executed and delivered and as hereafter supplemented or amended, together with the Board Resolution setting forth certain terms of the Notes adopted on June 7, 2001 and delivered to the Trustee by the Company pursuant to Section 301 of such Indenture, being herein called the "Indenture") from the Company to Chase Manhattan Trust Company, National Association, as trustee (herein called the "Trustee" which term includes any other successor trustees under the Indenture), to which Indenture, all indentures supplemental thereto and all Board Resolutions relating thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. All capitalized terms used in this Note which are not defined herein shall have the meaning assigned to them in the Indenture.

            This Note shall be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at a Redemption Price equal to the greater of (i) 100% of the principal amount to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 30 basis points, plus in the case of each of (i) and
(ii) accrued interest thereon to the Redemption Date which has not been paid. Notice of redemption shall be given by mail to Holders of the Notes not less than 30 days nor more than 60 days prior to the Redemption Date, all as provided in the Indenture. As provided in the Indenture, on or prior to the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, the Notes to be redeemed on such date. In the event of redemption of this Note in part only, a new Note or Notes, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof, all as provided in the Indenture. On and after the Redemption Date, interest will cease to accrue on this Note (or any portion thereof) if so called for redemption, unless the Company defaults in the payment of such Redemption Price and accrued interest.

            If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Notes do not have the benefit of any sinking fund obligations.

            The Company's obligations under this Note and under the covenants provided in the Indenture are subject to defeasance and discharge as provided in the Indenture.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                     WORLDCOM, INC.
Attested:
                                       By:

-----------------------------             ---------------------------
Secretary                                 President and Chief Executive Officer

            Certificate of Authentication:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated: [   ]                                CHASE MANHATTAN TRUST COMPANY,
                                            NATIONAL ASSOCIATION,  as Trustee

                                                  By:
                                                      --------------------------
                                                      Authorized Representative

                                 Reverse of Note
                                 WORLDCOM, INC.
                               7.69% Note Due 2009


            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

            "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of four Reference U.S. Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference U.S. Treasury Dealer Quotations; or (ii) if the Trustee obtains fewer than four Reference U.S. Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.

            "Independent Investment Banker" means one of the Reference U.S. Treasury Dealers, to be appointed by the Company.

            "Reference U.S. Treasury Dealer" means each of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., and two other treasury dealers selected by the Company, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

            "Reference U.S. Treasury Dealer Quotations" means, with respect to each Reference U.S. Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference U.S. Treasury Dealer at 3:30 p.m., New York City time on the third Business Day preceding such Redemption Date.

            "Remaining Scheduled Payments" means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

            "Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue, provided that if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (ii) if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

            PAYMENT OF ADDITIONAL AMOUNTS. The Company will, subject to certain exceptions and limitations set forth below, pay such Additional Amounts to the beneficial owner of this Note who is a Non-U.S. Holder (as defined below) as may be necessary in order that every net payment of principal of and interest on such Note and any other amounts payable on such Note, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Note to be then due and payable. The Company will not, however, be required to make any such payment of Additional Amounts to any beneficial owner for or on account of:

            (a) any such tax, assessment or other governmental charge that would not have been so imposed or withheld but for the existence of any present or former connection between such beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

            (c) any tax, assessment or other governmental charge imposed or withheld by reason of such beneficial owner's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Note;

            (e) any tax, assessment or other governmental charge that would not have been imposed or withheld but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein or by an applicable income tax treaty to which the United States is a party as a precondition to relief or exemption from such tax, assessment or other governmental charge;

            (f) any tax, assessment or other governmental charge imposed or withheld by reason of such beneficial owner's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of the Company's stock entitled to vote or as a controlled foreign corporation that is related directly or indirectly to the Company through stock ownership;

            (g) to the extent applicable, any tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

            (h) any tax, assessment or governmental charge any Paying Agent must withhold from any payment of principal of or interest on any note, if such payment can be made without such withholding by any other Paying Agent; or

            (i) any combination of clauses (a) through (h) above.

            Such Additional Amounts shall also not be paid with respect to any payment on this Note to a Non-U.S. Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had such beneficiary, settlor, member or beneficial owner, as the case my be, held its interest in this Note directly.

            The term "Non-U.S. Holder" means any person that is, for United States federal income tax purposes, (i) an individual that is not a citizen or resident of the U.S., (ii) a corporation organized or created under non-U.S. law, (iii) an estate or trust that is not subject to U.S. federal income tax on its worldwide income, or (iv) a foreign partnership to the extent that one or more of its members is a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

            The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable. Except as specifically provided herein the Company does not have to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority.

            All references to payments of principal, premium, if any, or interest in respect of the Notes are deemed to include Additional Amounts if any.

            TAX REDEMPTION. This Note may be redeemed as a whole, at the Company's option at any time prior to maturity, upon the giving of a notice of redemption as described below, if (a) the Company determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after June 28, 2001, the Company has or will become obligated to pay Additional Amounts as described in the preceding Section entitled "Payment of Additional Amounts" or (b) a taxing authority of the United States takes an action on or after June 28, 2001 whether or not with respect to the Company or any of its Affiliates (as defined in the Indenture) that results in a substantial probability that the Company will or my be required to pay such Additional Amounts, in either case, with respect to this Note for reasons outside its control and after taking reasonable measures to avoid such obligation. The Notes will be redeemed at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company will deliver to the Trustee:

            (a) an Officer's Certificate (as defined in the Indenture) stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to its right to so redeem have occurred, and

            (b) an Opinion of Counsel (as defined in the Indenture) who is independent satisfactory to the Trustee to the effect that the Company has or will become obligated or there is a substantial probability that the Company will or may be required to pay such Additional Amounts for the reasons described above;

      provided that no such notice of redemption pursuant to this paragraph entitled "Tax Redemption" shall be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of the Note were then due.

            Notice of redemption pursuant to the preceding paragraph entitled "Tax Redemption" will be given not less than 30 nor more than 60 days prior to the date fixed for redemption, which date and the applicable redemption price will be specified in the notice.

            REGISTRATION RIGHTS. The Company shall enter into a registration rights agreement (the "Registration Agreement") with the holder of this Note in the form of Exhibit A to this Note concurrently with the delivery of this Note. Capitalized terms used in this paragraph but not defined herein have the meanings assigned to them in the form of Registration Agreement attached hereto as Exhibit A. If (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 90 days after the date this Note was issued to the holder hereof (the "Issue Date"), (ii) the Exchange Offer Registration Statement is not declared effective within 180 days after the Issue Date, or (iii) the Registered Exchange Offer is not consummated or the Shelf Registration Statement is not declared effective on or prior to 210 days after the Issue Date (each such event referred to in clauses (i) through (iii), a "REGISTRATION DEFAULT"), the Company will be obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (i) the Exchange Offer Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective or (iii) the Registered Exchange Offer is consummated or the Shelf Registration Statement is declared effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. In addition, if the Shelf Registration Statement is declared effective within 210 days after the Issue Date, and the Company fails to keep the Shelf Registration Statement continuously (x) effective or (y) useable for resales of the Transfer Restricted Securities for the period required by Section 2(b) of the Registration Rights Agreement, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "DEFAULT DAY"), then from the Default Day until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or is usable, (ii) the date that is the second anniversary of the Issue Date (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) or (iii) the date as of which all of the Transfer Restricted Securities are sold pursuant to the Shelf Registration Statement, liquidated damages in respect of the Transfer Restricted Securities shall accrue at a rate equal to $.192 per week per $1,000 principal amount of Transfer Restricted Securities. All references to payments of interest are deemed to include the additional interest payable in respect of a Registration Default or after a Default Day, as applicable.

            MODIFICATION. The Indenture permits, with certain exceptions as thereby provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Holders of Securities, in any such case, with the consent of the Holders of not less than majority in aggregate principal amount of all Outstanding Securities affected by such supplemental indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each of the Outstanding Securities affected thereby, affect certain rights of such Holders as more fully described in the Indenture.

            The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities affected thereby, to waive certain past defaults of the Company under the Indenture and their consequences. In addition, without the consent of any Holder of a Security, the Indenture and the Securities may be amended and supplemented to cure any defect, ambiguity or inconsistency, make other changes which will not adversely affect in any material respect the rights of the Holders or certain other matters specified in the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25 percent in principal amount of the Notes Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date).

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Note at the times, place and rate, in the coin or currency, and in the manner, herein prescribed.

            The Notes are issuable only in registered forth, without coupons, in denominations of $1,000 and any integral multiple of $1,000. The Notes may be represented by one or more global Notes deposited with DTC and registered in the name of the nominee of DTC, with certain limited exceptions. So long as DTC or any successor depository or its nominee is the registered Holder of a global Note, DTC, such depository or such nominee, as the case may be, will be considered to be the sole Holder of the Notes for all purposes of the Indenture. Except as provided below, an owner of a beneficial interest in a global Note will not be entitled to have Notes represented by such global Note registered in such owner's name, will not receive or be entitled to receive physical delivery of the Notes in certificated form and will not be considered the owner or Holder thereof under the Indenture. Each person owning a beneficial interest in a global Note must rely on DTC's procedures and, if such person is not a participant, on the procedures of the participant through which such person owns its interest, to exercise any rights of a Holder under the Indenture. If the Company requests any action of Holders or if an owner of a beneficial interest in a global Note desires to take any action that a Holder is entitled to take under the Indenture, DTC will authorize the participants holding the relevant beneficial interests to give or take such action, and such participants will otherwise act upon the instructions of beneficial owners holding through them.

            If at any time DTC notifies the Company that it is unwilling or unable to continue as depository for the global Note or Notes or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, the Company shall appoint a successor depository with respect to such global Note or Notes. If (x) a successor depository for such global Note or Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and a beneficial owner representing a majority in principal amount of the Notes represented by such global Note or Notes advise DTC to cease acting as depository for such global Note or Notes or (z) the Company, in its sole discretion, determines at any time that all Outstanding Notes (but not less than all) issued or issuable in the form of one or more global Notes shall no longer be represented by such global Notes, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Note or Notes. If any beneficial owner of an interest in a permanent global Note is otherwise entitled to exchange such interest for Notes of such series and of like tenor and principal amount of another authorized form and denomination, as contemplated by the Indenture and provided that any applicable notice provided in the permanent global Note shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Note. On or after the earliest date on which such interests may be so exchanged, such permanent global Note shall be surrendered for exchange by DTC or such other depository as the Company shall specify to the Trustee; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Notes to be redeemed and ending on the relevant Redemption Date if the Note for which exchange is requested may be among those selected for redemption.

            Initially, the Trustee will be the Security Registrar and Paying Agent for this Note. The Company reserves the rights at any time to remove any Paying Agent, Transfer Agent or Security Registrar without notice, to appoint additional or other Paying Agents, other Transfer Agents and other Security Registrars without notice and to approve any change in the office through which any Paying Agent, Transfer Agent or Security Registrar acts. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Note in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to this
Note in global form or impair, as between such depository and owners of beneficial interests in such global Note, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such global Note.

            THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

            As used herein, "Business Day," means each day other than a Saturday, Sunday or a day on which commercial banking institutions are authorized or required by law to close in New York City.

            The Company may cause CUSIP or ISIN numbers to be printed on the Notes as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed thereon.

            This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory until the Trustee or authenticating agent signs the certificate of authenticity on the Notes.

            No recourse shall be had for the payment of the principal of (or premium, if any) or interest, if any, or Additional Amounts, if any, on this Note, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future, of (i) the Company or (ii) any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all of the Notes are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Notes.

                                                                         ANNEX B
                                                                TO WORLDCOM NOTE

                                 WorldCom, Inc.

                                      $[ ]

                              7.69% Notes Due 2009

                          REGISTRATION RIGHTS AGREEMENT

                                                               [MONTH DAY, YEAR]

[NAME]
[ADDRESS]
[CITY, STATE, ZIP CODE]

Ladies and Gentlemen:

            WorldCom, Inc., a Georgia corporation (the "COMPANY"), proposes to issue to [ ] (each a "HOLDER"), $[ ] aggregate principal amount of its 7.69% Notes Due 2009 (the "SECURITIES") issued under the indenture dated as of May 15, 2000 (the "INDENTURE"), between the Company and Chase Manhattan Trust Company, National Association (the "TRUSTEE"). In order to induce each Holder to acquire the Securities, the Securities require that the Company enter into this Agreement with each Holders. For good and valid consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties agree as follows:

1. REGISTERED EXCHANGE OFFER. The Company shall (i) use its reasonable best efforts to prepare and, not later than 90 days following the date of original issuance of the Securities (the "ISSUE DATE"), file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "SECURITIES ACT") with respect to a proposed offer to the Holders of the Securities (the "REGISTERED EXCHANGE OFFER") to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Company (the "EXCHANGE SECURITIES") that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days after the date on which the Securities were issued (the "ISSUE DATE") and the Registered

      Exchange Offer to be consummated no later than 210 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "EXCHANGE OFFER REGISTRATION Period"). The Exchange Securities will be issued under the Indenture.

            Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, each Holder and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "EXCHANGING DEALER"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

            If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "PRIVATE EXCHANGE"), a like aggregate principal amount of debt securities of the Company (the "PRIVATE EXCHANGE SECURITIES") that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as any Exchange Securities.

            In connection with the Registered Exchange Offer, the Company shall:

            a. mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            b. keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

            c. utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

            d. permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

            e. otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

            As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company shall:

            a. accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

            b. deliver to the Trustee for cancellation all Securities so accepted for exchange; and

            c. cause the Trustee, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

            The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; PROVIDED that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

            The Indenture shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

            Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

            Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

            Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2. SHELF REGISTRATION. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by
      Section 1 hereof, or (ii) any Securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 210 days after the Issue Date, or (iii) any Holder so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or
      (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or
      (vi) the Company so elects, then the following provisions shall apply:

      a. The Company shall use its reasonable best efforts to file as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 2) with the Commission, and thereafter shall use its commercially reasonable efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the

      Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "SHELF REGISTRATION STATEMENT" and, together with any Exchange Offer Registration Statement, a "REGISTRATION STATEMENT").

      b. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "SHELF REGISTRATION PERIOD"); PROVIDED, HOWEVER, that the Company shall in no event be obligated to keep such Shelf Registration Statement effective for a period of more than 270 days from the date the Shelf Registration Statement is declared effective by the Commission if the Shelf Registration Statement is required to be filed solely to permit resales by a broker-dealer that holds Securities acquired directly from the Company or one or more of its affiliates or such shorter period that will terminate when all such Securities cease to be Transfer Restricted Securities; PROVIDED, FURTHER, that, during any consecutive 365-day period, the Company may suspend the effectiveness of the Shelf Registration Statement for an aggregate period of not more than 60 consecutive days if there is a possible acquisition or business combination or other transaction, business development or event involving the Company that would require disclosure in the Shelf Registration Statement and the Company determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the Company and its stockholders or obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement would be impracticable. In the event that the Company suspends the effectiveness of the Shelf Registration Statement as contemplated by the final proviso to the foregoing sentence, the Company shall promptly notify the Holders of such suspension, PROVIDED that such notice shall not require the Company to disclose the possible acquisition or business combination or other transaction, business development or event if the Company determines that such acquisition or business combination or other transaction, business development or event should remain confidential. Upon the abandonment, consummation, termination or public announcement by or on behalf of the Company of the possible acquisition or business combination or other transaction, business development or event or the availability of the required financial statements with respect to a possible acquisition or business combination, the suspension of the use of the Shelf Registration Statement shall cease and the Company shall promptly comply with Section 4(j) hereof and notify the Holders that disposition of Transfer Restricted Securities may resume. The Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

      c. Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "HOLDERS' INFORMATION")) does not contain an untrue statement of a material fact or -------------------- omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3. LIQUIDATED DAMAGES. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Company fails to fulfill its obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 90 days after the Issue Date, (ii) the Exchange Offer Registration Statement is not declared effective within 180 days after the Issue Date, or (iii) the Registered Exchange Offer is not consummated or the Shelf Registration Statement is not declared effective on or prior to 210 days after the Issue Date (each such event referred to in clauses (i) through (iii), a "REGISTRATION DEFAULT"), the Company will be obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (i) the Exchange Offer Registration Statement is filed, (ii) the Exchange Offer-Registration Statement is declared effective or (iii) the Registered Exchange Offer is consummated or the Shelf Registration Statement is declared effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "TRANSFER RESTRICTED SECURITIES" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer,
      (ii) each Security or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to
      Section 4(n).

            In addition, if the Shelf Registration Statement is declared effective pursuant to Section 2, and the Company fails to keep the Shelf Registration Statement continuously (x) effective or (y) useable for resales of the Transfer Restricted Securities for the period required by Section 2(b), and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "DEFAULT DAY"), then from the Default Day until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or is usable, (ii) the date that is the second anniversary of the Issue Date (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) or (iii) the date as of which all of the Transfer Restricted Securities are sold pursuant to the Shelf Registration Statement, liquidated damages in respect of the Transfer Restricted Securities shall accrue at a rate equal to $.192 per week per $1,000 principal amount of Transfer Restricted Securities.

            (b) The Company shall notify the Trustee and the paying agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

            (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

4. REGISTRATION PROCEDURES. In connection with any Registration Statement, the following provisions shall apply:

      a. The Company shall (i) furnish to each Holder, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Holder may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and
            (iii) if requested by any Holder, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

      b. The Company shall advise each Holder and each Exchanging Dealer and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  i. when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                  ii. of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

                  iii. of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

                  iv. of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  v. of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      c. The Company will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

      d. The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

      e. The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

      f. The Company will furnish to each Holder and each Exchanging Dealer, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Holder or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

      g. The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Holder, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Holder, Exchanging Dealer or other persons may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by any such Holder, Exchanging Dealer or other persons, as applicable, as aforesaid.

      h. Prior to the effective date of any Registration Statement, the Company will use its reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; PROVIDED that the Company will not be required to qualify -------- generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

      i. The Company will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

      j. If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company is required to maintain an effective Registration Statement, the Company will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      k. Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

      l. The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; PROVIDED that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

      m. The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

      n. In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by
            Section 4(j) or until advised in writing (the "ADVICE") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "EFFECTIVENESS PERIOD"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

      o. In the case of a Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

      p. In the case of a Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries to the same extent that the Company would customarily make such information available in the context of due diligence for an underwritten public offering and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "INSPECTOR") in connection with the preparation of such Shelf Registration Statement.

      q. In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

5. REGISTRATION EXPENSES. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "SPECIAL COUNSEL") acting for the Holders in connection therewith.

6. INDEMNIFICATION. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Holder or Exchanging Dealer, as applicable, the Company shall indemnify and hold harmless each Holder (including, without limitation, any such Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and PROVIDED, FURTHER, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 4(d), 4(e), 4(f) or 4(g).

            (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

            (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and PROVIDED, FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; PROVIDED, HOWEVER, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

7. CONTRIBUTION. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under
      Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities, Exchange Securities or Private Exchange Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Company as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities, Exchange Securities or Private Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
      Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. RULES 144 AND 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "EXCHANGE ACT") in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

9. UNDERWRITTEN REGISTRATIONS. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

            No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10. MISCELLANEOUS. (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

            (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

            (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b); and

            (2) if to the Company, initially at 1133 19th Street NW, Washington, DC 20036, Attention of: Mary T. Chastka (telecopy (202) 887-2198)).

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

            (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns.

            (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) DEFINITION OF TERMS. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

            (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (h) REMEDIES. In the event of a breach by the Company or by any Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (i) NO INCONSISTENT AGREEMENTS. The Company represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

                  (j) SEVERABILITY. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company and the Holder.

                                                     Very truly yours,

                                                     WorldCom, Inc.

                                                      By
                                                         -----------------------
                                                         Name:
                                                         Title:

Accepted:  [MONTH DAY, YEAR]

[NAMES OF HOLDER]

By: [     ]

By:________________________________
    Name:
    Title:

                                                                         ANNEX A
                                               TO REGISTRATION RIGHTS AGREEMENT

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution"

                                                                         ANNEX B
                                                TO REGISTRATION RIGHTS AGREEMENT


                  Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C
                                                TO REGISTRATION RIGHTS AGREEMENT


                              PLAN OF DISTRIBUTION


            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 200_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

            The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D
                                                TO REGISTRATION RIGHTS AGREEMENT


                / / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
                    ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                    Name:
                    Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                       EXHIBIT B
                                                 TO STOCK SUBSCRIPTION AGREEMENT

                 [The Form of Registration Rights Agreement is set forth on
                   Annex B to the WorldCom Note which is Exhibit A to the Stock Subscription Agreement]